Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Contingencies Disclosure [Abstract]
Contingencies

NOTE 24

Commitments and Contingencies

Legal Contingencies

The Company and its subsidiaries are involved in a number of legal proceedings concerning matters arising out of the conduct of their respective business activities and are periodically subject to governmental and regulatory examinations, information gathering requests, subpoenas, inquiries and investigations (collectively, governmental examinations). As of December 31, 2013, the Company and various of its subsidiaries were named as a defendant or were otherwise involved in numerous legal proceedings and governmental examinations in various jurisdictions, both in and outside the U.S. The Company discloses its material legal proceedings and governmental examinations under “Legal Proceedings” in its Annual Report on Form 10-K for the year ended December 31, 2013 (Legal Proceedings).

The Company has recorded liabilities for certain of its outstanding legal proceedings and governmental examinations. A liability is accrued when it is both (a) probable that a loss has occurred and (b) the amount of loss can be reasonably estimated. As discussed below, there may be instances in which an exposure to loss exceeds the accrued liability. The Company evaluates, on a quarterly basis, developments in legal proceedings and governmental examinations that could cause an increase or decrease in the amount of the liability that has been previously accrued or a revision to the disclosed estimated range of possible losses, as applicable.

The Company's legal proceedings range from cases brought by a single plaintiff to class actions with millions of putative class members. These legal proceedings, as well as governmental examinations, involve various lines of business of the Company and a variety of claims (including, but not limited to, common law tort, contract, antitrust and consumer protection claims), some of which present novel factual allegations and/or unique legal theories. While some matters pending against the Company specify the damages claimed by the plaintiff, many seek a not-yet-quantified amount of damages or are at very early stages of the legal process. Even when the amount of damages claimed against the Company are stated, the claimed amount may be exaggerated and/or unsupported. As a result, some matters have not yet progressed sufficiently through discovery and/or development of important factual information and legal issues to enable the Company to estimate a range of possible loss.

Other matters have progressed sufficiently through discovery and/or development of important factual information and legal issues so that the Company is able to estimate a range of possible loss. Accordingly, for those legal proceedings and governmental examinations disclosed or referred to in Legal Proceedings where a loss is reasonably possible in future periods, whether in excess of a related accrued liability or where there is no accrued liability, and for which the Company is able to estimate a range of possible loss, the current estimated range is zero to $440 million in excess of any accrued liability related to these matters. This aggregate range represents management's estimate of possible loss with respect to these matters and is based on currently available information. This estimated range of possible loss does not represent the Company's maximum loss exposure. The legal proceedings and governmental examinations underlying the estimated range will change from time to time and actual results may vary significantly from current estimates.

Based on its current knowledge, and taking into consideration its litigation-related liabilities, the Company believes it is not a party to, nor are any of its properties the subject of, any pending legal proceeding or governmental examination that would have a material adverse effect on the Company's consolidated financial condition or liquidity. However, in light of the uncertainties involved in such matters, the ultimate outcome of a particular matter could be material to the Company's operating results for a particular period depending on, among other factors, the size of the loss or liability imposed and the level of the Company's earnings for that period.

Visa and MasterCard Settlements

As previously disclosed, the Company reached settlement agreements with Visa and MasterCard. Under the terms of the settlement agreements, the Company received aggregate maximum payments of $4.05 billion. The settlement with Visa comprised an initial payment of $1.13 billion ($700 million after-tax) that was recorded as a gain in 2007. Having met quarterly performance criteria, the Company recognized $280 million ($172 million after-tax) from Visa in 2011, and $300 million ($186 million after-tax) from MasterCard in 2011. These payments are included in other expenses within Corporate & Other. During the second and fourth quarter of 2011, the Company received the final payments on the MasterCard and Visa litigation settlements, respectively.

Other Contingencies

The Company also has contingent obligations to make payments under contractual agreements entered into as part of the ongoing operation of the Company's business, primarily with co-brand partners. The contingent obligations under such arrangements were approximately $2.8 billion as of December 31, 2013.

Rent Expense and Lease Commitments

The Company leases certain facilities and equipment under noncancelable and cancelable agreements. The total rental expense amounted to $281 million in 2013 (including lease termination penalties of $6 million), $305 million in 2012 (including lease termination penalties of $13 million) and $280 million in 2011.

As of December 31, 2013, the minimum aggregate rental commitment under all noncancelable operating leases (net of subleases of $23 million) was as follows:

(Millions)
2014	$237
2015	196
2016	157
2017	132
2018	114
Thereafter	922
Total	$1,758

As of December 31, 2013, the Company's future minimum lease payments under capital leases or other similar arrangements is approximately $11 million in 2014, $4 million in 2015 through 2018, and $14 million thereafter.